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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM 8-K

                              --------------------

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2005 (April 5, 2005)

                              --------------------

                                   ONEIDA LTD.
             (Exact name of registrant as specified in its charter)

                              --------------------

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
              New York                             1-5452                           15-0405700
  (State or other jurisdiction of         (Commission File Number)       (IRS Employer Identification No.)
           incorporation)


      163-181 Kenwood Avenue, Oneida, New York                                13421
      (Address of principal executive offices)                             (Zip Code)

               Registrant's telephone number, including area code: (315) 361-3000

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                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  (a) On April 5, 2005, the Board of Directors (the "Board") of Oneida Ltd. (the "Company") approved the Oneida Ltd. Management Annual Incentive Plan Fiscal Year January 2006 Cash Bonus (the "Incentive Plan"). The Incentive Plan provides for the payment of cash bonuses to eligible managerial employees in the event specified corporate and divisional performance targets are achieved. The amount of the cash bonus is based upon a target established for each eligible managerial employee.

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  (b) On April 5, 2005 the Board of the Company approved a stock-based compensation arrangement for the non-employee members of the Board. Under this arrangement, each non-employee Director as of October 25, 2004 was granted 10,000 shares of "phantom stock". The value of one share of "Phantom Stock" will be equal to the value of one share of the Company's Common Stock on the relevant determination date. Each grant will vest at a rate of 20% on the date of grant, 30% on October 12, 2005 and October 25, 2006, respectively, and 20% on October 25, 2007.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

                  (a) On April 5, 2005, the Board of the Company amended the Company's Amended and Restated Bylaws (the "Bylaws"). These amendments to the Bylaws (i.) revise Article I, Section 1.02, effective April 5, 2005, to give the Board flexibility to set the date and time of the Annual Meeting of Shareholders and (ii.) revise Article III, Section 3.01, subject to stockholder approval at the Company's May 25, 2005 Annual Meeting of Stockholders, to reduce the minimum required number of Board members from nine (9) to five (5).

            On April 5, 2005, the Board of the Company amended the Company's Amended and Restated Certificate of Incorporation (the "Certificate"). This amendment to the Certificate revises Article NINTH, Section 1, subject to stockholder approval at the Company's May 25, 2005 Annual Meeting of Stockholders, will reduce the minimum required number of Board members from nine
(9) to five (5).

ITEM 9.01.        FINANCIAL STATEMENTS & EXHIBITS.

                  (c.)     Exhibits

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
EXHIBIT 3.1       2nd Amendment to the Amended and Restated Bylaws of Oneida Ltd. dated as of April 5, 2005.

EXHIBIT 3.2       2nd  Amendment  to the Amended and  Certificate  of  Incorporation  of
                  Oneida Ltd. dated as of April 5, 2005.

EXHIBIT 10.1      Oneida Ltd. Management Annual Incentive Plan Fiscal Year January 2006 Cash Bonus.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ONEIDA LTD.

                                           By: /s/ ANDREW G. CHURCH
                                               --------------------
                                                    Andrew G. Church
                                                    Senior Vice President &
                                                    Chief Financial Officer

Dated: April 11, 2005